INVENTORIES, NET	6 Months Ended
Jun. 30, 2025
INVENTORIES, NET
INVENTORIES, NET

5.INVENTORIES, NET

The classification of inventory balance as of each financial reporting date is as follows:

	At lower of cost and net realizable value
	As of December 31,	As of June 30,	As of June 30,
	2024	2025	2025
	VND million	VND million	USD
Raw materials	12,077,632	14,451,287	576,851,629
Good in transit	2,123,863	2,548,767	101,739,063
Finished goods, including service parts	10,104,487	14,073,184	561,758,901
Work in process	3,338,606	3,619,255	144,469,703
Merchandises	22,770	4,959	197,948
Tools and spare parts	239,672	279,413	11,153,321
TOTAL	27,907,030	34,976,865	1,396,170,565

Inventory is stated at the lower of cost or net realizable value. Net realizable value is the estimated selling price of inventory in the ordinary course of business, less estimated costs of completion, disposal and transportation.